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                          STANDARD FORM OF OFFICE LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.
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Agreement of Lease, made as of this 12th day of Sept in the year 2005, between
Rose Hill Property Assoc., Inc. party of the first part, hereinafter referred to as OWNER, and Creative Enterprises, Inc. party of the second part, hereinafter referred to as TENANT, Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the rear portion of the Third (3) Floor, as shown on
Exhibit A in the building known as 461 Park Avenue South, New York, NY 10016 in the Borough of Manhattan, City of New York, for the term of Two (2) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of October in the year 2005, and to end on the 30th day of September in the year 2007, and both dates inclusive, at the annual rental rate of (See RIDER for additional provisions) Year 1: $66,000.00 - Sixty-six
Thousand and 00/100 Year 2: $69,300.00 - Sixty-nine Thousand Three Hundred and
00/100 which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as
Owner may designate, without any setoff or deduction whatsoever, except that
Tenant shall pay the first monthly installment(s) on the execution hereof
(unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows;

RENT:

1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:

2. Tenant shall use and occupy the demised premises for office space and for no other purpose.

TENANT ALTERATIONS:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of
Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owners Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, commercial general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or ______ a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installations, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give
Owner _____ to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner,
Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the demised premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS:

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by, or resulting from, carelessness, omission, neglect or improper conduct of Tenant. Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for, or supplied to, Tenant or any subtenant, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist)
serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.

WINDOW CLEANING:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of
Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance
Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto.
Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surely bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and

shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating
Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by
Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or
"make-up" of rate for the building or the demised premises issued by the New
York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at
Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination,
Tenant shall from time to time execute promptly any certificate that Owner may request.

PROPERTY LOSS, DAMAGE REIMBURSEMENT INDEMNITY:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefor, nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder, nor constitute an eviction.
Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant,
Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty. Tenant shall give immediate notice thereof to Owner, and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty, according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent, as hereinafter expressly provided, shall be proportionately paid up to the time of the casualty, and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or if sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to
Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including
Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the Insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real
Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease, and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and
Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligations hereunder.

Rider to be added if necessary.

VAULT, VAULT SPACE, AREA:

14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises area part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2)the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute.
Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination, and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be ______ by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so ______ during the term of the re-letting. Nothing here in contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than, the amount of the difference referred to above.

DEFAULT:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code
(Bankruptcy Code); or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five
(5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but
Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any of such events. Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension or this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would other wise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises, or any part or part thereof, shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such, as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any months shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at
Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall
Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease. Owner may immediately, or at any time thereafter and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building, and to change the name, number or designation by which the building may be known.
There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS OWNER:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the by physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as-is", and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to ______ defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

22. Upon the expiration or other termination of the terms of this lease, Tenant shall quit and surrender to Owner the demised premises, "broom-clean", in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject, never-

theless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided
Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the
Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demises premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property
Law.

NO WAIVER:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the
Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or
Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or
Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

WAIVER OF TRIAL BY JURY:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of
Owner and Tenant, Tenant's use of, or occupancy of, the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

INABILITY TO PERFORM:

27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part, or at the last known residence address or business address of Tenant, or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shal1 designate by written notice.

SERVICES PROVIDED BY OWNERS:

29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults. Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) ____ to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if
Tenant uses or consumes water for any other purposes or in unusual quantities
(of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense, which Tenant shall thereafter maintain at Tenant's expense in good working order and repair, to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by
Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning, cooling and ventilating system, air conditioning/cooling will be furnished to
Tenant from May 15th through September 30th on business days (Mondays through
Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays,
Sundays or on holidays, as defined under Owner's contract with the International
Union of Operating Engineers Local 94, 94A, 94B, Owner will furnish the same at Tenant's expense.

RIDER to be added in respect to rates and conditions for such additional service; (l)Owner reserves the right to stop services of the healing, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services. If any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder.

CAPTIONS:

30. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:

31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes, or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be, and hereby is, entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and
"re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays,
Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION-SHORING:

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of sent.

RULES AND REGULATIONS:

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional Rules or
Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:

34. Tenant has deposited with Owner the sum of $11,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expand or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner.
In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner shall thereupon be released by
Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner

Rider to be added if necessary.

solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new
Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither
Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL CERTIFICATE:

35. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

SUCCESSORS AND ASSIGNS:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

(See RIDER for additional provisions)

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                       Rose Hill Property Assoc., Inc.

                                         /s/ Illegible
--------------------------------------   ---------------------------------------

Witness for Tenant:                      Creative Enterprises, Inc.

/s/ Illegible                            /s/ Illegible
--------------------------------------   ---------------------------------------
                                         By:

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK,
                     SS.:
COUNTY OF

     On the _________ day of _______________________ in the year ______________, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s)
whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                         _______________________________________
                                                      NOTARY PUBLIC

                                    GUARANTY

          FOR VALUE RECEIVED, and in consideration for, and as an inducement to
Owner making the within lease with Tenant, the undersigned guarantees to Owner.
Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by
Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the demised premises as a "statutory tenant." As a further inducement to Owner to make this lease, and in consideration thereof,
Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of, the terms of this lease or of this guarantee, that Owner and the undersigned shall and do hereby waive trial by jury.

Dated ________________________________________________ in the year _____________

________________________________________________________________________________
Guarantor

________________________________________________________________________________
Witness

________________________________________________________________________________
Guarantor's Residence

________________________________________________________________________________
Business Address

________________________________________________________________________________
Firm Name

STATE OF NEW YORK    ) ss.:

COUNTY OF            )

On the _____________ day of ____________________________ in the year ______
before me, the undersigned, a Notary Pubic in and for said State, personally appeared _________________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s)
whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                         _______________________________________
                                                      Notary Public

                                    GUARANTY

     FOR VALUE RECEIVED, and in consideration for and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner.
Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no way be terminated, affected or impaired by reason of the assertion by
Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the demised premises as a "statutory tenant". As a further inducement to Owner to make this lease, and in consideration thereof.
Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of, the terms of this lease or of this guarantee, that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:____________________________________ in the year _________________________

________________________________________________________________________________
Guarantor

________________________________________________________________________________
Witness

________________________________________________________________________________
Guarantor's Residence

________________________________________________________________________________
Business Address

________________________________________________________________________________
Firm Name

STATE OF NEW YORK ) ss:

COUNTY OF         )

On the _____________ day of __________ in the year ___________ before me the undersigned, a Notary Public in and for said State, personally appeared
__________________________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s)
whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument

                                             ___________________________________
                                                        Notary Public

                            IMPORTANT - PLEASE READ

 RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE
                                WITH ARTICLE 33.

1. The sidewalks, ____________, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than, for ingress or egress from the demised premises, and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by
Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand tracks, except those equipped with rubber
________ and safeguards. If said premises are situated on the ground floor of the building. Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant, whether or not caused by the Tenant, or its clerks, agents, employees or visitors.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept, any
____ or ___________ gas or substance in the demised premises or ______ or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise,
______ and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant. Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory _______ shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to
Owner.

6. Tenant shall not mark, paint, drill into, or in any way _____, any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay __________, or other similar floor covering, so that the same shall come in ______, contact with the floor of the demised premises, and, if __________ or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must upon the termination of his tenancy, restore to
Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of any keys so furnished, Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only or the freight elevators and through the service entrances and corridors and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, or which these Rules and Regulations are a part.

9. Canvassing, soliciting and poddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom he request such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass

11. Owner shall have the right to prohibit any advertising by Tenant which in
Owner's opinion, lends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner.
Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to __________ in or _______ from, the demised premises.

13. If the building contains central air conditioning and ventilation. Tenant agrees to keep all windows closed at all ______ and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on weekdays, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing _______blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the
Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by Law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may at Owner's option, be removed from the demised premises in accordance with a _______ schedule prescribed by law. Tenant shall remove, or cause to be removed by a ________
acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the
option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b)
which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this
Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses)
from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

ADDRESS

PREMISES

================================================================================

                                       TO

================================================================================

                                STANDARD FORM OF

                                  OFFICE LEASE

                    THE REAL ESTATE BOARD OF NEW YORK, INC.
                      Copyright 2004. All rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

DATED                                   IN THE YEAR

RENT PER YEAR

RENT PER MONTH

TERM
FROM
TO

DRAWN BY _______________________________________________________________________

CHECKED BY _____________________________________________________________________

ENTERED BY _____________________________________________________________________

APPROVED BY ____________________________________________________________________

RIDER ANNEXED TO AND MADE A PART OF A LEASE DATED AS OF September 20, 2005
BETWEEN ROSE HILL PROPERTY ASSOC., INC., AS LANDLORD AND CREATIVE ENTERPRISES,
INC. AS TENANT, COVERING THE REAR PORTION OF THE 3RD FLOOR OF 461 PARK AVENUE
SOUTH, NEW YORK, NY (THE "BUILDING") AS SHOWN ON EXHIBIT A, ATTACHED.

                                   ARTICLE 37
                                 Rider Prevails

     This Rider is hereby made part of a certain Lease dated September 20, 2005 between ROSE HILL PROPERTY ASSOC., INC., as Landlord and CREATIVE ENTERPRISES,
INC., as Tenant. The provisions of this Rider supplement and are in addition to and not in limitation of the provisions of the main body of said Lease. In each instance in which a provision of this Rider shall contradict or be inconsistent with a provision of the main body of the Lease as constituted without this
Rider, the provision contained in the Rider shall govern and prevail, and the contradictory or inconsistent provision of the main body of the Lease shall be deemed amended accordingly.

                                   ARTICLE 37A
                           Preparation of the Demised

37A.01. Tenant has examined the Demised Premises and agrees to accept the same in their condition and state of repair existing as of the date hereof, except as otherwise expressly set forth herein in the Work Letter attached and made a part hereof. Any furniture in place in the Premises at the commencement of the Lease shall remain for Tenant to use as part of the Premises for the term of the Lease but shall remain a part of the Premises and the property of Landlord.

                                   ARTICLE 38
                               Adjustments of Rent

38.01. Notwithstanding the commencement date of this Lease, Tenant's obligation to pay monthly rent shall not commence until November 1, 2005 in consideration of Tenant's agreement to paint the Premises throughout. *

                                   ARTICLE 39
                                     Brokers

     39.01. Tenant covenants, represents and warrants that Tenant has had no dealing or communications with any brokers, or agents other than Peter C.
Oberlink and Vujadinovic Aleksandar in connection with the consummation of this
Lease, and Tenant covenants and agrees to pay, hold harmless and indemnify
Landlord from and against any and all cost, expense (including

* November rent received 9/20/05

                                        1

reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent, other than the broker(s) set forth in this section 39.01, with respect to this Lease or the negotiation thereof.

                                   ARTICLE 40
                              Compliance with Laws

40.01. Tenant, at Tenant's expense, shall comply with all laws and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, which come into effect subsequent to the Rent Commencement
Date and relate solely to the Tenant's particular use, at any time duly issued or in force, applicable to the Demises Premises or any part thereof, or to
Tenant's use, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule, order or regulation requiring any structural alteration of or in connection with the Demised Premises unless such alteration is required by reason of a condition which has been created by, or at the instance of Tenant, or is attributable to the use or manner of use to which
Tenant puts the Demised Premises, or is required by reason of a breach of any of
Tenant's covenants and agreements hereunder. Where any structural alternation of or in connection with the Demised Premises is required by any such law, ordinance, rule, order or regulation the cost to Landlord of which will exceed
$250,000.00, excluding proceeds from insurance, and, by reason of the express exception hereinabove contained, Tenant is not under any obligation to make such alteration, then Landlord shall have the option of making such alteration and paying the cost thereof or of terminating this Lease that the term and estate hereby granted by giving to Tenant not less than 90 days prior written notice of such termination; provided however, that if within 15 days after the giving by
Landlord of its notice of termination as aforesaid, Tenant shall give written notice to Landlord stating that Tenant elects to make such alteration at the expense of Tenant, then such notice of termination shall be ineffective provided that Tenant, at Tenant's expense, shall concurrently with the giving of such notice to Landlord, execute and deliver to Landlord Tenant's written undertaking, with a surety and in form and substance satisfactory to Landlord, obligating Tenant to promptly and duly make such alteration in a manner reasonably satisfactory to the pertinent taxing authority and to save Landlord harmless from any and all costs, expenses, penalties and/or liabilities
(including, but not limited to, accountant's and attorney's fees) in connection therewith or by reason thereof; and Tenant covenants and agrees that, after so electing to make any such alteration, Tenant will, at Tenant's expense, and in compliance with all the covenants, agreements, terms, provisions and conditions of this Lease, make such alteration, and Tenant, at Tenant's expense, will promptly and duly perform all the conditions of such undertaking and that all such conditions of such undertaking shall be deemed to constitute provisions of this Lease to be kept or performed on the part of Tenant with the same force and effect as if the same had been set forth herein.

40.02. In the event that a notice of termination shall be given by Landlord under the provisions of this Article 40 and such notice shall not become ineffective as hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in such notice with the same effect as if that were the date hereinbefore set for the expiration of the full

                                        2

term of the Lease, and the fixed rent payable hereunder shall be apportioned as of such date of termination.

40.03. This Article shall not be construed so as to impair Landlord's rights pursuant to Article 9 of this Lease or to require Landlord to demonstrate that any work costs in excess of any amount as a condition to exceeding its rights pursuant to said Article 9.

                                   ARTICLE 41
                                    Insurance

41.01. Tenant shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy, then issued for office buildings in the Borough of Manhattan, City of New York, and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Demised
Premises, which would unreasonably subject Landlord to any liability or responsibility for personal injury or death or property damage, or which would increase the fire or other casualty insurance rate on the Building or the
Property therein over the rate which would otherwise then be in effect (unless
Tenant pays the resulting premium as provided in Section 41.03 hereof) or which would result on insurance companies of good standing refusing to insure the
Building or any of such property in amounts reasonably satisfactory to Landlord.
Notwithstanding the foregoing, Tenant shall not be obligated to reimburse
Landlord for increases in fire insurance premiums resulting from Tenant's mere use of the demised premises for general office use, and not resulting from
Tenant's negligence, misuse or neglect thereof.

41.02. Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage or rent insurance policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party or waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and in the case of Tenant shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this Lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then the party benefitting from the waiver of permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver of permission.

     Subject to the foregoing provisions of this Section 41.02, and insofar as may be permitted by the terms of the insurance policies carried by it, and to the extent, covered by insurance, each party hereby releases the other with respect to any claim which it might otherwise have against the other party for loss, damages or destruction with respect to its property by fireor other casualty (including rental value or business interest, as the case may be)
occurring during the term of this Lease.

                                        3

41.03. If, by reason of any failure of Tenant to comply with the provisions of
Section 41.01, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for what part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on the part of Tenant.

41.04. If any dispute shall arise between Landlord and Tenant with respect to the incurrence or amount of any additional insurance premium referred to in
Sections 41.02 or 41.03, the dispute shall be determined by arbitration.

41.05. A schedule or make up of rates for the building on the Demised Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate with extended coverage then applicable to such premises.

41.06. Tenant covenants and agrees to provide on or before the Commencement Date and to keep in force during the term hereof for the benefit of Landlord, as additional named insured, and Tenant a comprehensive general liability insurance policy protecting Landlord as additional named insured and Tenant against any liability whatsoever, occasioned by any occurrence on or about the Demised
Premises or any appurtenances thereto. Such policy is to written by good and solvent insurance companies reasonably satisfactory to Landlord, and shall be in such limits as Landlord may reasonably require and as of the date of this Leases
Landlord reasonably requires limits of liability thereunder of not less than the amount of Two Million ($2,000,000.00) Dollars per occurrence for bodily or personal injury (including death) and in the amount of Five Hundred Thousand
($500,000.00) Dollars in respect of property damage. Such insurance may be carried under a blanket policy covering the Demised Premises and other locations of Tenant, if any. Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least fifteen (15) days prior to the effective date of any such policy, Tenant agrees to deliver to Landlord either a duplicate insurance. Said certificate shall contain an endorsement that such insurance may not be cancelled except upon ten (10) days notice to Landlord.
Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies as provided in this Lease in the event of Tenant's default.

                                   ARTICLE 42
                                   Electricity

42.01. Tenant shall contract directly with the public utility furnishing electric current to the Building or the supply, at Tenant's cost, of all electric current to be used in the Demised Premises.

                                        4

42.02. Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. Tenant shall not make or perform or permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the Demised Premises without the prior consent of Landlord in each instance (which shall not be unreasonably withheld).
Should Landlord grant any such consent, all additional risers or other equipment required therefore shall be installed by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand.

42.03. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised
Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable to Landlord. Landlord shall have the right at Landlord's option to furnish and install the replacement lighting tubes, lamps, bulbs and ballasts in the Demised
Premises, at Tenant's reasonable expense.

                                   ARTICLE 43
                              Air Conditioning Unit

43.01. Landlord shall at Landlord's expense as part of the Work Letter provide within the Demised Premises an air-conditioning unit (the "Air-Conditioning
Unit") which Air-Conditioning Unit shall at all times remain Landlord's property. Landlord represents that as of the Lease Commencement, the
Air-Conditioning Unit is in good working order. Tenant shall throughout the term hereof, at Tenant's expense, keep and maintain the Air-Conditioning Unit and all of the ducts, dampers, registers, grilles, and appurtenances utilized in connection with the Air-Conditioning Unit, and, in addition, Tenant shall at all times during the term hereof, contract for and maintain regular service of the
Air-Conditioning Unit with a recognized maintenance company and shall forward to the Landlord duplicate modifications thereof. Said contract shall include the thorough servicing of the system at least once each year and shall be kept in full force and effect during the term of this Lease by the Tenant. If Tenant fails to maintain said Air-Conditioning Unit or if Tenant fails to obtain or keep the aforesaid service contract in force and effect, the same may be made performed, obtained or maintained by Landlord at the reasonable expense of
Tenant and such expense shall be collectible within thirty days after rendition of a bill therefore. In the event a major component of the Air-Conditioning
Unit, such as the compressor, condenser, or motor, should fail, Landlord, at
Landlord's expense shall promptly repair or replace said component.

                                   ARTICLE 44
                            Landlord's Other Services

44.01. Landlord, at its expense, shall provide: a) at least one passenger elevator on call twenty-four hours a day, seven days a week; b) freight elevator service during "Regular Hours"

                                        5

(that is generally customary business hours, but not before 8:00 A.M. or after
5:00 P.M. weekdays) of "Business Days" (which term is used herein to mean all days except Saturdays, Sundays and days observed by the Federal or State government or unions whose members are employed at the Building as holidays); c)
heat to the demised premises on Business Days from 8 am to 6 pm and on Saturdays from 8 am to 4 pm; and d) daily removal of reasonable amounts of office rubbish.

44.02. Landlord reserves the right, without any liability to Tenant, except as otherwise expressly provided in this Lease, to stop service of any of the heating, ventilating, air-conditioning, electric, sanitary, steam, elevator or other building systems serving the Demised Premises or the rendition of any the other services required of Landlord under this Lease, whenever and for so long as may be reasonably necessary, by reason of accidents, emergencies, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by governmental restrictions or by reason of any other cause beyond
Landlord's reasonable control. Except in emergency cases, Landlord shall make a diligent effort to give Tenant advance notice of such stopped services.

44.03. Landlord will not be required to furnish any other services except as otherwise provided in this Lease.

                                   ARTICLE 45
                  Access, Changes in Building Facilities, Name

45.01. Except for the inside surfaces of all walls, windows and doors bounding the Demised Premises, all of the Building, including exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the
Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premise, for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.
Tenant acknowledges that Landlord may but shall not be obligated hereafter to install in the building on the inside of the windows thereof a film to reduce the usage of energy in the Building and/or to replace existing windows, bucks, frames and related fixtures. Tenant agrees that the foregoing provisions of this
Section shall apply to the installation, maintenance or replacement of the foregoing, and Landlord agrees to make its best effort to observe said provisions so as not to interfere with Tenant's business.

45.02. Landlord reserves the right to name the Building and to change the name or address of the building at any time and from time to time. If at any time any windows of the Demised Premises are temporarily darkened or obstructed incident to or by reason of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, or are temporarily or permanently closed or rendered inoperable, Landlord shall not be liable for any

                                        6

damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Landlord shall make its best effort to remedy any such obstruction of windows.

45.03. Landlord or Landlord's agent shall have the right to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours, upon reasonable advance notice and in a reasonable manner so as not to interfere with Tenant's use of the demised premises. (I) to examine the Demised Premises and to show them to the fee owners, lessors of superior leases, holders of superior mortgages, or prospective buyers, mortgagees or lessees of the Building as an entirety, and (ii) for the purpose of making such repairs or changes or doing such repainting in or to the Demised Premises or in or to the Building or its facilities as may be provided for by this Lease or as it may be required to make by law or in order to repair and maintain the
Building or its fixtures or facilities. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required for such repairs, changes, repainting and maintenance, without liability to Tenant provided the same is done so as to minimize any interference with Tenant's business. Landlord shall also have the right to enter on and/or pass through the
Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the
Building.

45.04. During the period of six (6) months prior to the Expiration Date Landlord may upon reasonable notice to Tenant exhibit the Demised Premises to prospective tenants.

45.05. For purposes of this Article, the term "Landlord" shall include lessors of leases and the holders of mortgages to which this Lease is subject and subordinate as provided in Article 7.

                                   ARTICLE 46
                               Notice of Accidents

46.01. Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (I) any accident in or about the Demised Premises for which Landlord might be liable, (ii) all fires in the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and
(iv) all damage to or defects in any parts of appurtenances of the Building's sanitary, electrical, heating, elevator and other systems located in or passing through the Demised Premises or any part thereof.

                                   ARTICLE 47
                        Non-Liability and Indemnification

47.01. Neither Landlord nor any agent or employee of Landlord shall be liable to
Tenant for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any property of Tenant or of any other person irrespective of the cause of such

                                        7

injury, damage or loss, unless caused by or due to the negligence or wrongful acts of Landlord, its agents or employees without contributory negligence on the part of Tenant, it being understood that no property, other than such as might normally be brought upon or kept in the Demised Premises as an incident to the reasonable use of the Demised Premises for the purposes herein permitted, will be brought upon or be kept in the Demised Premises.

47.02. Tenant shall indemnify and save harmless Landlord and its agents against and from (a) any and all claims (i) arising from (x) the conduct or management of the Demised Premises or of any business therein, or (y) any work or thing whatsoever done in the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or its or their employees, agents or contractors, and (b) all reasonable costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against
Landlord by reason of any such claim, Tenant, upon written notice from Landlord, shall resist and defend such action or proceeding. This provision shall not be construed so as to require Tenant to indemnify and hold Landlord harmless with relation to Landlord's negligence and wrongful acts.

47.03. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant hereunder shall be in no wise affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under the Lease by reason of strike, other labor trouble, governmental pre-emption or priorities or other controls in connection with national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or other like cause beyond Landlord's reasonable control.

                                   ARTICLE 48
                                   Arbitration

48.01. Either party may request arbitration of any matter in dispute wherein arbitration is expressly provided in this Lease as the appropriate remedy. The arbitration shall be conducted, to the extent consistent with this Article 48, in accordance with the then prevailing rules of the American Arbitration
Association (or any organization successor thereto) in the City and County of
New York. The arbitrator(s) shall (i) be disinterested person(s) having at least
10 years of experience in the County of New York in a calling connected with the dispute, and (ii) have the right to retain and consult experts and competent authorities skilled in the matters under arbitration. In rendering any decision or award hereunder, the arbitrator(s) shall not add to, subtract from or otherwise modify the provisions of this Lease.

48.02. The fees and expenses of the arbitrator(s) and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties)
of the arbitration shall be borne by the parties equally.

                                        8

                                   ARTICLE 49
                    Assignment, Mortgaging, Subletting, Etc.

49.01. Tenant covenants and agrees for Tenant and its successors, assigns, and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily, involuntarily, by operation of law, or otherwise), and that neither the Demised Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges or as a concession, by anyone other than Tenant, or for any purpose other than as hereinbefore set forth, or will be sublet, without the prior written consent of
Landlord in every case. Notwithstanding the foregoing, Tenant may provide desk space to independent contractors whose use is consistent with Tenant's stated
use, provided that occupancy in the Demised Premises does not exceed 20 persons and that such contractors do not generate off-the-street traffic. For this
Article 49, provision of desk space shall not be considered subletting. A transfer of fifty percent or greater interest (whether stock, partnership interest or otherwise) of Tenant shall be deemed to be an assignment of this
Lease, either in one transaction or in any series of transactions within a fourteen month period, excluding internal and intra-family transfers of interest.

     Landlord's consent shall not be required in connection with the merger of
Tenant with or the sale of all or substantially all of the Tenant's assets to another corporation, provided that (I) such merger or sale of assets is for a substantial business purpose and not intended primarily for the purpose of transferring Tenant's interest under this Lease: and (ii) after giving effect to such merger or sale of assets, Tenant shall have a net worth computed in accordance with generally accepted accounting principles consistently applied equal to or in excess of the net worth of Tenant before such Transaction.

49.02. Notwithstanding anything hereinbefore contained in Section 49.01 hereof, in the event Tenant desires Landlord's consent to an assignment or subletting of the entire demised premises, Tenant by notice in writing, (a) shall notify
Landlord of the name of the proposed assignee or subtenant, such information as to the proposed assignee's or subtenant's financial responsibility and standing as Landlord may reasonably require, and of the covenants, agreements, terms, provisions and conditions contained in the proposed assignment or sublease, and
(b) shall offer to vacate the entire Demised Premises and to surrender the same to Landlord as of a date (the "Surrender Date") specified in said offer provided, however, that the Surrender Date shall not be earlier than the date occurring forty five days after the giving of such notice nor be later than the effective date of the proposed assignment or the commencement date of the term of the proposed sublease. Landlord may accept such offer by notice to Tenant given within 45 days after the receipt of such notice from Tenant. If Landlord accepts such offer Tenant shall surrender to Landlord, effective as of the
Surrender Date, all Tenant's right, title and interest in and to the Demised
Premises and this Lease shall be canceled and terminated as of the Surrender
Date with

                                        9

the same force and effect as if the Surrender Date were the date hereinbefore specified for the expiration of the full term of this Lease.

49.03. In the event Landlord does not accept such offer of Tenant referred to in
Section 49.02 hereof, Landlord covenants not to unreasonably withhold or delay its consent to such proposed assignment or subletting by Tenant of the entire demised premises to the proposed assignee or subtenant on said covenants, agreements, terms, provisions and conditions set forth in the notice to Landlord referred to in clause (a) of the first sentence of Section 49.02 hereof:
provided, however, that Landlord shall not in any event be obligated to consent to any such proposed assignment or subletting unless:

     (a) the proposed assignee or subtenant is (i) of a financial standing and
(ii) is engaged in a business reasonably satisfactory to Landlord, and the
Demised Premises will be used in a manner which is in keeping with the then standards of the building and the proposed assignment or subletting does not violate any covenants as to use contained in any other lease made between
Landlord and other tenant(s) of the Building:

     (b) the proposed assignee or subtenant is not a dis-reputable party:

     (c) the proposed assignee, or subtenant is not then a tenant or occupant of any part of the building or a corporation or other entity which controls or is controlled by such tenant or occupant or is under common control with such tenant or occupant:

     (d) there shall be no default by Tenant after the giving of any required notice and the expiration of any applicable grace period under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such assignment or subletting is requested and on the effective date of the assignment or the proposed sublease;

     (e) the proposed assignee or subtenant shall not be (I) a government or any subdivision or agency thereof, (ii) a school, college, university or educational institution of any type, whether for profit or non-profit or (iii) an employment or recruitment agency:

     (f) Tenant shall reimburse Landlord for any reasonable expenses that may be incurred by Landlord in connection with the proposed assignment or sublease, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublease;

     (g) the proposed subletting shall be at a rental rate not less than the rental rates then being charged under leases being entered into by Landlord for comparable space in the building and for a comparable term and in no event shall
Tenant advertise or list with brokers at such lower rental rate;

     (h) such proposed subletting will not involve the illegal division of the demised premises.

49.04. If there shall be any assignment of this Lease or any subletting of the
Demised Premises, Tenant shall pay to Landlord, as additional rent:

     (I) In the case of an assignment, an amount equal to half of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to sums paid for the sale of Tenant's fixtures, leasehold improvements or in the case

                                       10

of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns);

     (ii) in the case of a sublease, half of any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant which is in excess (herein called the "Excess Amount") of the fixed rent and additional rent accruing during the term of the sublease pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of
Tenant's fixtures and leasehold improvements. Landlord shall be permitted reasonable access to Tenant's records for the purpose of verifying such costs.
The sums payable under this Section 49.04 shall be paid to Landlord as and when paid by the subtenant to Tenant.

49.05. Notwithstanding anything to the contrary contained herein, in the event
Tenant desires Landlord's consent to a subletting of a portion of the Demised
Premises, Tenant by notice in writing, (i) shall notify Landlord of the name of the proposed subtenant, such information as to the proposed subtenant's financial responsibility and standing as Landlord may reasonably require, and of the covenants, agreements, terms, provisions and conditions contained in the proposed sublease.

     Landlord covenants not to unreasonably withhold or delay its consent to such proposed subletting by Tenant of a portion of the Demised Premises to the proposed subtenant on said covenants, agreements, terms, provisions and conditions set forth in the notice to Landlord referred to in subparagraph (a)
above; provided, however, that Landlord shall not in any event be obligated to consent to any such proposed subletting unless:

     (a) the proposed subtenant is (i) of a financial standing and (ii) is engaged in a business reasonably satisfactory to Landlord, and the Demised
Premises will be used in a manner which is in keeping with the then standards of the Building and the proposed subletting does not violate any negative covenants as to use contained in any other lease made between Landlord and other tenant(s)
of the Building;

     (b) the proposed subtenant is not a dis-reputable party;

     (c) the proposed subtenant is not then a tenant or occupant of any part of the Building or a corporation or other entity which controls or is controlled by such tenant or occupant or is under common control with such tenant or occupant;

     (d) there shall be no default by Tenant, after the receipt of any required notice and the expiration of any applicable grace period, under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such subletting is requested and on the effective date of the proposed sublease;

     (e) the proposed subtenant shall not be (I) a government or any subdivision or agency thereof, (ii) a school, college, university or educational institution of any type, whether for profit or non-profit or (iii) an employment or recruitment agency;

                                       11

     (f) Tenant shall reimburse Landlord for any reasonable expenses that may be incurred by Landlord in connection with the proposed subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the sublease;

     (g) such proposed subletting will result in there being no more one subtenant in the Demised Premises and there shall be no illegal partitions installed;

     (h) Tenant shall pay to Landlord in the case of a sublease, half of any rents, additional charge or other consideration payable under the sublease to
Tenant by the subtenant which is in excess of the fixed rent and additional rent accruing during the term of the sublease in respect of the subleased space pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, less, in the case of the sale thereof, the then net unamortized or undepreciated cost therof determined on the basis of Tenant's federal income tax returns). The sums payable under this clause shall be paid to Landlord as and when paid by the subtenant to Tenants.

49.06. Each subletting pursuant to this Article 49 shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this Lease.
Tenant covenants and agrees that, notwithstanding such assignment or any such subletting to any subtenant and/or acceptance of rent or additional rent by
Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due and become due hereunder and for the performance of all covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. Tenant further covenants and agrees that notwithstanding any such assignment or subletting, no other and further assignment, underletting or subletting of the
Demised Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Article 49. Tenant shall promptly furnish to Landlord a copy of each such sublease.

49.07. If this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant after the receipt of any requested notice and the expiration of any applicable grace period, collect rent from the assignee, subtenant occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver by
Landlord of any Tenant's covenants contained in this Article 49 or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of
Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

49.08. Landlord will, at the request of Tenant, provide at Landlord's cost initial listings on the Building directory of the names of Tenant and any other person, firm, association or corporation in occupancy of the Demised Premises or any part thereof as permitted hereunder, and the names of any officers or employees of any of the foregoing, provided, however that the number of names so listed shall be in the same proportion to the capacity of the Building directory as the aggregate number of square feet of rentable area of the Demised Premises is to the aggregate

                                       12

number of square feet of rentable area of the Building. Subsequent changes and/or additions to Tenant's listing will be provided by Landlord at Tenant's reasonable cost. The listing of any name other than that of the Tenant, whether on the doors of the Demised Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised
Premises or be deemed to be the written consent of the Landlord mentioned in this Article 49.

                                   ARTICLE 50
                                    Security

50.01. Tenant is depositing with Landlord the sum of $11,000.00 as security
(hereafter called the "cash security") for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this
Lease; including, but not limited to, the payment of rent and additional rent.
Landlord may use, apply or retain the whole or any part of the cash security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default after the receipt of any required notice and beyond the expiration of any applicable grace period or for any sum which Landlord may expend or may be required to expend by reason of
Tenant's default after the receipt of any required notice and beyond the expiration of any applicable grace period in respect of any of the terms, provisions and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the cash security credited against the rent as hereinafter set forth) shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the Land and Building or leasing of the Building, of which the
Demised Premises form a part, Landlord shall have the right to transfer the cash security to the vendee or lessee and Landlord shall thereupon be released by
Tenant from all liability for the return of such cash security: and Tenant agrees to look solely to the new landlord for the return of said cash security:
and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the cash security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as cash security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as cash security and that neither Landlord nor its successors or assigns shall be bound by any such assignments, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord applies or retains any portion or all of the cash security deposited, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be $11.000.00.

                                   ARTICLE 51
                                 Limited Access

51.01. Tenant has been advised by Landlord that Building hours are from 8:00
a.m. to 8:00 p.m. each Business Day, and from 9:00 a.m. to 4:00 p.m. on
Saturdays. Tenant shall be issued 2 keys

                                       13

to the front door of the Building and 2 keys to the elevator panels for access to the Premises at other hours when the Building is locked. Duplication of such key or use thereof by any other than Tenant's employees, affiliates, and/or associates in violation of Landlord's Rules and Regulations will constitute breach of material covenant of this Lease.

                                   ARTICLE 52
                                 Miscellaneous

52.01. If, in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

52.02. If, at any time during the last month of the term of this Lease, Tenant shall have removed all or substantially all of Tenant's Property from the demised premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the Demised
Premises, without elimination, diminution or abatement of rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease, except that Tenant shall not be responsible for any such alteration, renovation or other work performed by Landlord in the Demised
Premises.

52.03. This Lease is offered for execution by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until (i) Tenant shall have delivered to Landlord a fully executed corporate resolution, authorizing the Corporation to undertake the obligations of this Lease and (ii) Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

52.04. For each month Tenant remains in the Demised Premises beyond the written expiration of this Lease, Tenant agrees to pay twice the amount of rent due in the last month of the Lease. This provision shall not constitute a permission for holdover.

52.05. Tenant may not withhold rent for any reason and continue in use and possession of the Demised Premises. If Tenant withholds rent in contravention of this Article, it will pay the withheld rent plus a penalty equal to the amount withheld plus reasonable attorney's fees.

52.06. Each and every covenant contained in this Lease shall be deemed separate and independent and not dependent on any other provision of this Lease nor the use and occupation of the premises by the Tenant. In the event that any portion or Article of this Lease be declared invalid, the balance of any affected
Article and the balance of the provisions hereof shall remain in full force and effect.

                                       14

52.08. The parties hereto agree that this Lease constitutes the entire agreement between them and may not be changed or terminated orally.

                                             LANDLORD
WITNESS FOR LANDLORD:                        Rose Hill Property Assoc., Inc.

                                             /s/ Illegible
-----------------------------------          -----------------------------------

WITNESS FOR TENANT:                          TENANT
                                             Creative Enterprises, Inc.

/s/ Illegible                                /s/ Illegible
-----------------------------------          -----------------------------------

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